                                                                    EXHIBIT 10.7






                                    FORM OF

                          REGISTRATION RIGHTS AGREEMENT


                                      among



                           MEDIAONE OF COLORADO, INC.,
                              AOL TIME WARNER, INC.
                                       and
                             TIME WARNER CABLE INC.







                     ------------------------------------
                               Dated: [ ], 200[ ]
                     ------------------------------------

                                TABLE OF CONTENTS



                                                                                                        Page
                                                                                                        -----

ARTICLE I           Definitions..........................................................................1

         1.1      Certain Definitions....................................................................1
         1.2      Capitalized Terms......................................................................8
         1.3      Successor Laws, Rules, Regulations and Forms...........................................8

ARTICLE II          General; Securities Subject to this Agreement........................................8

         2.1      Grant of Rights........................................................................8
         2.2      Registrable Securities.................................................................8
         2.3      Holders of Registrable Securities......................................................9
         2.4      Transfer of Registration Rights........................................................9

ARTICLE III         Representations and Warranties......................................................10

         3.1      Certain Acknowledgments of the Stockholders...........................................10
         3.2      Representations and Warranties of the Issuer..........................................10

ARTICLE IV          Demand Registration.................................................................11

         4.1      Request for Demand Registration.......................................................11
         4.2      Effective Demand Registration.........................................................12
         4.3      Underwriting.  .......................................................................13
         4.4      Hedging Transactions..................................................................13
         4.5      Cutback Provisions.  .................................................................14

ARTICLE V           Incidental or "Piggy-Back" Registration.............................................14

         5.1      Issuer Incidental Registration.  .....................................................14
         5.2      Stockholder Incidental Registration...................................................14

ARTICLE VI          Registration Procedures.............................................................15

         6.1      Obligations of the Issuer.............................................................15
         6.2      Seller Information, Compliance with Laws, Customary Agreements........................19
         6.3      Notice to Discontinue, Deferral Periods...............................................20
         6.4      Reports and Materials to be Filed under the Securities Act and the Exchange Act.  ....21
         6.5      Registration Expenses.................................................................22
         6.6      Confidentiality.  ....................................................................22
         6.7      Restrictions on Covered Transactions..................................................23
         6.8      Restrictions on Public Sales..........................................................23
         6.9      Selection of Underwriters.  ..........................................................24

                                                                                                        Page
                                                                                                        -----



         6.10     Limitations on Registration...........................................................24
         6.11     Stock Split...........................................................................25

ARTICLE VII         Indemnification.....................................................................26

         7.1      Indemnification by the Issuer.........................................................26
         7.2      Indemnification by the Stockholder....................................................26
         7.3      Conduct of Indemnification Proceedings.  .............................................27
         7.4      Contribution.  .......................................................................27
         7.5      Indemnification Payments.  ...........................................................28

ARTICLE VIII        Miscellaneous.......................................................................28

         8.1      Recapitalizations, Exchanges, etc.....................................................28
         8.2      Notices...............................................................................29
         8.3      Entire Agreement; No Inconsistent Agreements..........................................31
         8.4      Further Assurances....................................................................31
         8.5      Other Agreements.  ...................................................................31
         8.6      No Third-Party Beneficiaries..........................................................31
         8.7      Assignment............................................................................31
         8.8      Amendments and Waivers................................................................31
         8.9      Nominees for Beneficial Owners........................................................32
         8.10     Severability..........................................................................32
         8.11     Counterparts and Signature............................................................32
         8.12     Interpretation........................................................................32
         8.13     GOVERNING LAW.........................................................................33
         8.14     Submission to Jurisdiction............................................................33
         8.15     Remedies..............................................................................33
         8.16     WAIVER OF JURY TRIAL..................................................................33

                          REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of [ ], 200[ ] (this "Agreement"), by and among MediaOne of Colorado, Inc., a Colorado corporation,(1) AOL Time Warner Inc., a Delaware corporation ("AOLTW"), and Time Warner Cable Inc., a Delaware corporation (the "Issuer").

                  WHEREAS, AT&T Corp., a New York corporation ("AT&T"), MediaOne, the Issuer, Comcast Corporation, a Pennsylvania corporation, AT&T Comcast Corporation, a Pennsylvania corporation, AOLTW, TWI Cable Inc., a Delaware corporation, Warner Communications Inc., a Delaware corporation, and American Television and Communications Corporation, a Delaware corporation, have entered into a Restructuring Agreement dated as of August [20], 2002 (the "Restructuring Agreement").

                  WHEREAS, MediaOne, AOLTW and the Issuer are entering into this Agreement in order to provide for certain registration rights relating to the Class A Common Stock, par value $0.01 per share, of the Issuer (the "Class A Common Stock") held by MediaOne.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  1.1 Certain Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                  "Affiliate" means, with respect to a Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to a Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or




--------

(1) If MediaOne of Colorado, Inc. has transferred its interest in the Issuer to a Disposition Trust, then such Disposition Trust shall replace MediaOne of Colorado as a party to this Agreement.

otherwise. For the avoidance of doubt, MediaOne shall not be deemed to be an Affiliate of the Issuer, and the Issuer shall not be deemed to be an Affiliate of MediaOne.

                  "AOLTW Registration Date" means the earlier to occur of (i) the date on which MediaOne and its Affiliates no longer beneficially own Registrable Securities with an aggregate Market Price in excess of $250,000,000 and (ii) the date that is five years after the date of this Agreement.

                  "AOLTW Securities" means securities of the Issuer beneficially owned by AOLTW or any of its Affiliates (other than Issuer Securities) that are proposed to be offered to the public for the account of AOLTW or any of its Affiliates (other than the Issuer or a Subsidiary of the Issuer) in a transaction registered under the Securities Act.

                  "AT&T" has the meaning set forth in the recitals to this Agreement.

                  "beneficially own" means to possess beneficial ownership as determined under Rule 13d-3 under the Exchange Act.

                  "Board of Directors" means the board of directors of the Issuer or any committee thereof.

                  "Business Day" means a day of the year other than a Saturday, Sunday or other day on which banks are required or authorized to close in New York City.

                  "Class A Common Stock" has the meaning set forth in the recitals to this Agreement.

                  "Closing Price" means, with respect to a security, as of the date of determination, (a) if such security is listed on a national securities exchange, the closing price per share of such security for such date as published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which such security is then listed or admitted to trading; or (b) if such security is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price per share of such security on such date; or (c) if there is no trading on such date or if such security is not designated as a national market system security by the NASD, the average of the reported closing bid and asked prices of such security on such date as shown by The Nasdaq Stock Market, Inc. (or its successor) and reported by any member firm of The New York Stock Exchange, Inc. selected by the Issuer; or (d) if none of (a), (b) or (c) is available, a market price per security determined in good faith by the Board of Directors or, if such determination is not satisfactory to the Stockholders for whom such determination is being made, by a nationally recognized investment banking firm selected by the Issuer and such Stockholders, the expenses for which shall be borne equally by the Issuer and such Stockholders. If trading is conducted on a continuous basis on any exchange, then the closing price shall be at 4:00 P.M. New York City time.

                  "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  "Common Equity" means, collectively, the Class A Common Stock and the Class B Common Stock, par value $0.01 per share, of the Issuer.

                  "Covered Transaction" means a Hedging Transaction or a Private Placement but shall not include a Strategic Investor Transaction.

                  "Covered Transaction Proceeds" means, with respect to a Person, as of any date of determination, the aggregate proceeds (net of underwriting fees, discounts, commissions and other offering expenses) of Covered Transactions other than Regulatory Sales received by such Person in the 270 days prior to such date of determination.

                  "Covered Transaction Proceeds Limit" means the greater of (x) $250,000,000 and (y) 10% of the current aggregate Market Price as of any date of determination of all shares of Common Equity (or instruments convertible into or exchangeable for Common Equity) that (1) have been sold in an offering registered under the Securities Act, (2) have been sold or distributed to the public pursuant to Rule 144 under the Securities Act or (3) are not held by AOLTW, MediaOne or any of their respective Affiliates and are able to be sold pursuant to Rule 144(k) under the Securities Act.

                  "Counterparty" means any underwriter, broker or dealer with respect to a Disposition.

                  "Cumulative Net Proceeds" means, with respect to a Person, as of any date of determination, (i) the aggregate proceeds (net of underwriting fees, discounts, commissions and other offering expenses) received by such Person after the date of this Agreement and on or prior to such date of determination from (1) the sale to the public of securities of the Issuer in transactions registered under the Securities Act, (2) Covered Transactions and
(3) Strategic Investor Transactions, plus (ii) solely for purposes of Sections 6.7(b) and 6.10, the estimated proceeds (net of underwriting fees, discounts, commissions and other offering expenses) to be received by such Person from (1) any then currently proposed sale to the public of securities of the Issuer in transactions registered under the Securities Act, (2) any then currently proposed Covered Transactions and (3) any then currently proposed Strategic Investor Transactions. All estimates of proceeds for purposes of this definition shall be based on the Market Price of the securities proposed to be sold or monetized (in each case, net of underwriting fees, discounts, commissions and other offering expenses), as of the date of such determination.

                  "Deferral Period" has the meaning set forth in Section 6.3(b).

                  "Demand Registration" has the meaning set forth in Section
4.1.

                  "Disposition" means an underwritten public offering, including, for the avoidance of doubt, (1) a transaction in which the underwriter or underwriters act as principal for the sale of Registrable Class Securities pursuant to any Registration Statement (including in order to hedge its economic exposure to a Hedging Transaction) and (2) a transaction that constitutes an "at the market offering" (as such term is defined in Rule 415 under the Securities Act), in which the counterparty acts as agent (and not as principal).

                  "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Governmental Entity" means any supranational, national, state, municipal or local government, political subdivision or other governmental department, court, commission, board, bureau, agency, instrumentality or other authority thereof, or any quasi-governmental or private body (including any self-regulatory organization) exercising any regulatory, taxing, importing or other governmental authority, whether domestic or foreign.

                  "Hedging Counterparty" means a broker-dealer registered under
Section 15(b) of the Exchange Act or an Affiliate thereof.

                  "Hedging Transaction" means any transaction involving a security linked to the Registrable Class Securities or any security that would be deemed to be a "derivative security" (as defined in Rule 16a-1(c) under the Exchange Act) with respect to the Registrable Class Securities or transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Class Securities, including, without limitation, any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt, the following transactions shall be deemed to be Hedging Transactions:

                  (a) transactions by a Stockholder in which a Hedging Counterparty engages in short sales of Registrable Class Securities pursuant to a Prospectus and may use Registrable Securities to close out its short position;

                  (b) transactions pursuant to which a Stockholder sells short Registrable Class Securities pursuant to a Prospectus and delivers Registrable Securities to close out its short position;

                  (c) transactions by a Stockholder in which the Stockholder delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a Prospectus or an exemption from registration under the Securities Act; and

                  (d) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, then sell the pledged shares, in each case, in a public transaction pursuant to a Prospectus.

                  "Incidental Registration" has the meaning set forth in Section 5.1.

                  "Indemnified Party" has the meaning set forth in Section 7.3.

                  "Indemnifying Party" has the meaning set forth in Section 7.3.

                  "Initial Demand Registration" means a Demand Registration that is requested pursuant to this Agreement prior to the Initial Public Offering but which may not be requested prior to the 90th day after the date hereof or while a Registration Statement with respect to the Initial Public Offering has been filed and not withdrawn.

                  "Initial Public Offering" means the initial offering to the public of any shares of the Common Equity in a transaction registered under the Securities Act.

                  "Inspector" has the meaning set forth in Section 6.1(f).

                  "Issuer" has the meaning set forth in the preamble to this Agreement.

                  "Issuer Release Date" means the later to occur of (i) the 30th day after the first date on which Stockholders are permitted to make a request for Demand Registration (other than a Demand Registration that results in the Initial Public Offering) after the Stockholder Release Date and (ii) if a request for Demand Registration (other than a Demand Registration that results in the Initial Public Offering) has been made by Stockholders on or prior to such 30th day, the date on which (1) the offering pursuant to such Demand Registration is completed (including any related underwriter lock-up period applicable to the Issuer) or (2) such Demand Registration is revoked.

                  "Issuer Securities" means (i) for purposes of Section 6.10(c), securities of the Issuer proposed to be offered to the public for the account of the Issuer in a transaction registered under the Securities Act, together with securities of the Issuer to be offered to the public for the account of another Person other than AOLTW or any of its Affiliates (other than the Issuer and the Issuer's Subsidiaries) that are proposed to be included in such offering pursuant to Section 5.1 and (ii) for all other purposes, securities of the Issuer proposed to be offered to the public for the account of the Issuer in a transaction registered under the Securities Act.

                  "Lead Underwriter" means, with respect to an offering, the lead book-running underwriter(s) for such offering.

                  "Liability" has the meaning set forth in Section 7.1.

                  "Lock-up Agreement" has the meaning set forth in Section 6.8.

                  "Majority Requesting Stockholders" means, with respect to a Registration Statement, Stockholders holding Registrable Securities representing more than 50% of those to be included in a Registration Statement (on an as-converted basis).

                  "Majority Stockholders" means beneficial owners of Registrable Securities representing more than 50% of the total number of outstanding Registrable Securities (on an as-converted basis).

                  "Market Price" means, as of any date of determination, the average of the daily Closing Price of the Registrable Securities for the immediately preceding 30 days on which the national securities exchanges are open for trading.

                  "MediaOne" means MediaOne of Colorado, Inc., a Colorado corporation, or any trust in which Registrable Securities are held for the benefit of MediaOne of Colorado, Inc.

                  "NASD" means the National Association of Securities Dealers, Inc.

                  "OTC Hedging Transaction" means any Hedging Transaction that is privately negotiated, and entered into on a principal-to-principal basis, between a Stockholder and a Hedging Counterparty, including (i) any swap agreement, put option, call option, collar transaction, call spread, put spread or forward contract or any combination of any of the foregoing, in each case whether to be settled by the delivery of securities, cash or otherwise, (ii) any option to enter into any of the foregoing, and (iii) any other similar agreement, contract or transaction that, in the case of this clause (iii) only, would (in the reasonable, good-faith judgment of one nationally-recognized investment banking firm selected by each of the Issuer, on the one hand, and the Stockholders holding a majority of the securities proposed to be included in such Hedging Transaction, on the other hand) make it commercially impracticable for more than one Hedging Counterparty to jointly effect such agreement, contract or transaction or any related market hedge of the Hedging Counterparty's economic exposure thereunder.

                  "Partnership Interest Sale Agreement" means the Partnership Interest Sale Agreement, dated as of the date hereof, by and among AOLTW, the Issuer and MediaOne.

                  "Permitted Transferee" means any Person to whom a Stockholder has transferred, in accordance with the terms of this Agreement, Registrable Securities.

                  "Person" means any individual, firm, corporation, partnership, limited liability company, "group" (as such term is used in Rule 13d-3 under the Exchange Act), trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Entity or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  "Pledgee" has the meaning set forth in Section 2.4(a).

                  "Private Placement" means a private placement of Common Equity (or instruments convertible into or exchangeable for Common Equity) exempt from registration under the Securities Act.

                  "Prospectus" means the prospectus related to any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415 under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

                  "Records" has the meaning set forth in Section 6.1(f).

                  "Registrable Class Securities" means securities of the Issuer that are of the same class as the relevant Registrable Securities.

                  "Registrable Securities" means, subject to Section 2.4(a), each of the following: (a) any and all shares of Class A Common Stock issued or issuable (i) to MediaOne or its Affiliates pursuant to the Restructuring Agreement or (ii) to any Selling Partner (as defined in the Partnership Interest Sale Agreement) pursuant to Section 3 or 4 of the Partnership Interest Sale Agreement (provided that such Selling Partner has first agreed to be bound by the terms and conditions of this Agreement as contemplated by Section 5(a)(y) of the Partnership Interest Sale Agreement), (b) any shares of Class A Common Stock or any other securities issued or issuable to a Stockholder in respect of any Registrable Securities by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Class A Common Stock or voting common stock or other securities issuable upon conversion, exercise or exchange thereof, and (c) all shares of Class A Common Stock or other securities described in (b) above owned by any Permitted Transferee that were transferred in accordance with the terms of this Agreement and were Registrable Securities at the time such shares or securities were transferred to such Permitted Transferee.

                  "Registration Expenses" has the meaning set forth in Section 6.5.

                  "Registration Statement" means a registration statement filed pursuant to the Securities Act.

                  "Regulatory Sale" means a sale of Registrable Securities that is a Private Placement or Hedging Transaction (other than pursuant to a Demand Registration) by a Disposition Trust that is a Permitted Transferee occurring not earlier than the date that is six months prior to the date (the "Regulatory Sale Date") after which the sole obligation of the trustee under such Disposition Trust with respect to the Registrable Securities held by it becomes the obligation to sell such Registrable Securities as quickly as possible, without regard to the value that can be obtained in any sale, only if the Regulatory Sale Date is not prior to the third anniversary of the closing of the AT&T-Comcast Merger.

                  "Restructuring Agreement" has the meaning set forth in the recitals to this Agreement.

                  "Securities Act" means the Securities Act of 1933 and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  "Stockholder" means a holder of Registrable Securities.

                  "Stockholder Counsel" means a firm of legal counsel designated by the Majority Stockholders.

                  "Stockholder Release Date" means the earlier to occur of (i) the date on which the Issuer has Cumulative Net Proceeds of at least $2.1 billion and (ii) the first anniversary of the Closing.

                  "Strategic Investor Transaction" means a Private Placement to a single strategic investor purchasing for investment purposes and not with an eye towards resale in the near term, where such investor agrees to be bound (i) pursuant to Section 2.4(a) by the provisions of this Agreement (including
Section 6.7(a)) as a Stockholder (in the case of such a Private Placement by a Stockholder) or (ii) by restrictions that are the same in all material respects as those contained in Sections 6.7(b) (with any Covered Transaction by such strategic investor being deemed to be a Covered Transaction by the Issuer for purposes of such Section 6.7(b)) and 6.8 (in the case of such a Private Placement by the Issuer).

                  1.2 Capitalized Terms. Capitalized terms used herein and in the Schedules hereto and not otherwise defined shall have the respective meanings ascribed to them in the Restructuring Agreement.

                  1.3 Successor Laws, Rules, Regulations and Forms. All references to laws, rules, regulations and forms in this Agreement shall be deemed to be references to the comparable successor thereto in effect at the time.

                                   ARTICLE II

                 GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT.

                  2.1 Grant of Rights. The Issuer hereby grants registration rights to the Stockholders upon the terms and conditions set forth in this Agreement.

                  2.2 Registrable Securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (c) they shall have been otherwise transferred, and, in accordance with

Section 3.1, new certificates for them not bearing a legend restricting further transfer shall have been delivered or (d) they shall have ceased to be outstanding.

                  2.3 Holders of Registrable Securities. A Person is deemed to be a Stockholder whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such acquisition or conversion has actually been effected. If the Issuer receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Issuer may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

                  2.4      Transfer of Registration Rights.

                           (a)      Each Stockholder may transfer or pledge
Registrable Securities with the associated registration rights under this Agreement to a Permitted Transferee or pledgee ("Pledgee") only if (1) subject to the penultimate sentence of this Section 2.4(a), such Permitted Transferee or Pledgee agrees in writing to be bound as a Stockholder by the provisions of this Agreement insofar as it pertains to the holding, owning and disposition of Registrable Securities and (2) immediately following such transfer or pledge, the further disposition of such Registrable Securities by such Permitted Transferee or Pledgee would be restricted under the Securities Act. Upon any transfer of Registrable Securities other than as set forth in this Section 2.4, such securities shall no longer constitute Registrable Securities, except that any Registrable Securities that are pledged or made the subject of a Hedging Transaction, whether or not the subject of a Demand Registration, which Registrable Securities are not ultimately disposed of by the Stockholders pursuant to such pledge or Hedging Transaction shall, to the extent such securities remain "restricted securities" under the Securities Act, be deemed to remain "Registrable Securities" notwithstanding the release of such pledge or the completion of such Hedging Transaction. Notwithstanding anything herein to the contrary, no Pledgee or Hedging Counterparty shall be required to agree to any restriction on its ability to trade in any securities, including the restrictions set forth in Sections 6.7(a) and 6.8(a). The Stockholders hereby agree that they shall act in good faith with respect to the restrictions set forth in Sections 6.7(a) and 6.8(a) and shall take no action or omit to take any action with the intention of circumventing or evading the restrictions applicable to them under Sections 6.7(a) and 6.8(a).

                           (b)      If a Stockholder assigns its rights under
this Agreement in connection with the transfer of less than all of its Registrable Securities, the Stockholder shall retain its rights under this Agreement with respect to its remaining Registrable Securities. If a Stockholder assigns its rights under this Agreement in connection with the transfer of all of its Registrable Securities, such Stockholder shall have no further rights or obligations under this Agreement, except under Article VII hereof in respect of offerings in which it participated.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  3.1 Certain Acknowledgments of the Stockholders. Each Stockholder acknowledges that all Registrable Securities will be issued pursuant to an exemption from registration under the Securities Act and applicable state securities laws and agrees not to sell or otherwise dispose of such Registrable Securities in any transaction which would be in violation of the Securities Act or applicable state securities law. Each Stockholder acknowledges that the following legend will appear on the certificates for the Registrable Securities reflecting the foregoing restriction. The Issuer shall, at the request of any Stockholder, remove from each certificate evidencing Registrable Securities the following legend if the Issuer is reasonably satisfied (based upon an opinion of counsel or other evidence) that the securities evidenced thereby may be publicly sold without registration under the Securities Act; provided, however, that the Issuer or Issuer's counsel shall not be required to deliver an opinion of counsel to the effect that the securities evidenced thereby may be publicly sold without registration under the Securities Act unless Stockholder Counsel shall have delivered an opinion, upon which the Issuer and Issuer's counsel are entitled to rely, to the effect that the securities evidenced thereby may be publicly sold without registration under the Securities Act.

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR ANY OTHER SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, OR OTHERWISE ASSIGNED, EXCEPT (I) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER ALL APPLICABLE SECURITIES LAWS, OR (II) UPON THE FURNISHING TO TIME WARNER CABLE INC. BY THE HOLDER OF THIS CERTIFICATE OF AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY ACCEPTABLE TO TIME WARNER CABLE INC. THAT SUCH TRANSACTION IS NOT REQUIRED TO BE REGISTERED UNDER APPLICABLE SECURITIES LAWS."

                  3.2 Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to each Stockholder as follows:

                           (a)      Power, Binding Agreement. The Issuer is a
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement. This Agreement has been duly and validly authorized by all necessary corporate action and has been duly executed and delivered by the Issuer. This Agreement constitutes the valid and binding obligation of the Issuer and (assuming due execution and delivery by the other parties hereto) is enforceable in accordance with its terms, except as the indemnification and contribution provisions contained in
Article VII may be held to be unenforceable as against public policy and except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law).

                           (b)      No Conflicts.

                                    (i)      Except as set forth on Schedule A
hereto, the execution and delivery of this Agreement by the Issuer does not, and the consummation by the Issuer of the transactions contemplated by this Agreement will not, (1) conflict with, or result in any violation or breach of, any provision of the charter, by-laws or other organizational document of the Issuer, (2) conflict with, or result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation) under, require a consent or waiver under, constitute a change in control under, or result in the imposition of any Lien on the Issuer's assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or instrument to which the Issuer is a party or by which it or any of its properties or assets may be bound, or (3) conflict with or violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to the Issuer or any of its properties or assets, except in the case of clauses (2) and
(3) of this Section 3.2(b)(i) for any such conflicts, violations, breaches, defaults, terminations, cancellations, accelerations or Liens as would not, individually or in the aggregate, have a material adverse effect on the ability of the Issuer to consummate the transactions contemplated by this Agreement or the effectiveness of any Registration Statement.

                                    (ii)     Except as set forth on Schedule A
hereto, no consent, approval, license, permit, order or authorization of, or registration, declaration, notice or filing with, any Governmental Entity is required by or with respect to the Issuer in connection with the execution, delivery and performance of this Agreement by the Issuer or the consummation by the Issuer of the transactions contemplated by this Agreement, other than filings and other actions required by the Securities Act, the Exchange Act, the rules of any stock exchange or automated quotation system on which the Registrable Securities are to be listed, the rules of any self-regulatory organization and state securities or "blue sky" laws.

                                   ARTICLE IV

                              DEMAND REGISTRATION.

                  4.1      Request for Demand Registration.

                           (a)      At any time after the date of this
Agreement, a Stockholder may make a written request to the Issuer to register, and the Issuer shall register, on the appropriate form, under the Securities Act, the number of Registrable Securities stated in such request (a "Demand Registration"); provided, however, that the Issuer shall not be obligated to effect (i) more than one such Demand Registration in any period of 270 days, (ii) more than five such Demand Registrations in addition to the Initial Demand Registration, if any, (iii) any Demand Registration with respect to a sale of Registrable Securities for aggregate consideration (based on the Market Price of such Registrable Securities on the date of such written request for Demand Registration) for all Stockholders of less than $250,000,000 (unless such request is with respect to all remaining Registrable Securities beneficially owned by the Stockholders making such request) or (iv) any Demand Registration at any time that the Covered Transaction Proceeds exceeds the Covered Transaction Proceeds Limit. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Demand Registration.

                           (b)      Each request for a Demand Registration by
Stockholders shall identify the Stockholders making such request and the amount of the Registrable Securities proposed to be sold by each and the intended method of disposition thereof.

                           (c)      On up to two occasions during the term of
this Agreement, the Majority Stockholders may revoke any Demand Registration prior to the effective date of the Registration Statement relating to such Demand Registration, and, if the Stockholders have promptly reimbursed the Issuer for all Registration Expenses arising from, in connection with or relating to, such revoked Demand Registration, such revoked Demand Registration shall not count as a Demand Registration for purposes of Section 4.1(a). Upon the revocation of a Demand Registration, the Issuer shall be permitted to withdraw the related Registration Statement.

                  4.2 Effective Demand Registration. Subject to Section 6.3(b), the Issuer shall use all commercially reasonable efforts to (i) file a Registration Statement relating to such Demand Registration, (ii) cause such Registration Statement to be declared effective by the Commission not later than
(1) 120 days (if the Issuer is not eligible to use Form S-3 for such Demand Registration) or (2) 60 days (if the Issuer is eligible to use Form S-3 for such Demand Registration), after the Issuer receives a request under Section 4.1(a) and (iii) keep such Registration Statement continuously effective until the later of (1) the time at which all Registrable Securities registered in the Demand Registration have been sold and (2) the 75th day after the date such Registration Statement is declared effective by the Commission; provided that such 75-day period shall be extended for a number of days equal to the number of days that elapse from (x) the date any written notice contemplated by Section 6.3(a) is given by the Issuer to (y) the date on which the Issuer delivers to the Stockholders the supplement or amendment contemplated by Section 6.3(a); provided, further, that the Issuer's obligations under Sections 4.1 and 4.2 with respect to a Demand Registration shall not be deemed to be fulfilled if more than 50% of the Registrable Securities included in such Registration Statement are not sold pursuant to such Registration Statement and either (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other

Governmental Entity for any reason not attributable to any Stockholder requesting such Demand Registration or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by any Stockholder requesting such Demand Registration.

                  4.3 Underwriting. If the Issuer or the Majority Requesting Stockholders elect, the Issuer shall use all commercially reasonable efforts to cause the sale of Registrable Securities relating to a Demand Registration (other than an OTC Hedging Transaction) to be in the form of a firm commitment underwritten offering, and the Lead Underwriter shall be selected in accordance with Section 6.9.

                  4.4      Hedging Transactions.

                           (a)      The Issuer agrees that, in connection with
any proposed Hedging Transaction, if, in the reasonable judgment of Stockholder Counsel (after good-faith consultation with counsel to the Issuer), it is necessary or desirable to register under the Securities Act such Hedging Transactions or sales or transfers (whether short or long) of Registrable Class Securities in connection therewith, then the Issuer shall use all commercially reasonable efforts to take such actions (which may include, among other things, the filing of a post-effective amendment to a Registration Statement to include additional or changed information that is material or is otherwise required to be disclosed, including, without limitation, a description of such Hedging Transaction, the name of the Hedging Counterparty, identification of the Hedging Counterparty or its Affiliates as underwriters or potential underwriters, if applicable, or any change to the Plan of Distribution) as may reasonably be required to register such Hedging Transactions or sales or transfers of Registrable Class Securities in connection therewith under the Securities Act in a manner consistent with the rights and obligations of the Issuer hereunder with respect to the registration of Registrable Securities. Any information regarding the Hedging Transaction included in a Registration Statement or Prospectus pursuant to this Section 4.4(a) shall be deemed to be information provided by the Stockholders selling Registrable Securities pursuant to such Registration Statement for purposes of Article VII.

                           (b)      Any registration effected pursuant to this
Section 4.4 shall be deemed to be a Demand Registration for purposes of Section 4.1(a)(ii) and shall be subject to the limitations on such Demand Registration contained in this Agreement (including, without limitation, Sections 4.1, 4.2 and 6.10).

                           (c)      If in connection with a Hedging Transaction,
a Hedging Counterparty or any Affiliate thereof is (or may be considered) an underwriter or selling stockholder, then it shall be required to provide customary indemnities to the Issuer regarding the Plan of Distribution and like matters.

                           (d)      In addition, regardless of whether the
Hedging Counterparty in any Hedging Transaction is considered under applicable law to be an underwriter, in any Hedging Transaction other than an OTC Hedging Transaction where the aggregate Market Value of Registrable Securities proposed to be hedged is greater than $375 million, (i) the Stockholders holding a majority of the securities proposed to be included in such Hedging Transaction shall have the right to select one nationally-recognized investment banking firm to act as a co-lead book-running Hedging Counterparty (or the equivalent) with respect to such Hedging Transaction, which firm shall be reasonably acceptable to the Issuer; and (ii) the Issuer shall have the right to select one nationally-recognized investment banking firm to act as a co-lead book-running Hedging Counterparty (or the equivalent) with respect to such Hedging Transaction, which firm shall be reasonably acceptable to the Stockholders holding a majority of the securities proposed to be included in such Hedging Transaction. To the extent that the Issuer has the right to select a nationally-recognized investment banking firm to act as a co-lead book-running Hedging Counterparty (or the equivalent) pursuant to this Section 4.4(d), the Stockholders proposing to effect such Hedging Transaction shall give the Issuer reasonable notice, taking into account the type of Hedging Transaction, of their intention to enter into such Hedging Transaction, which notice shall contain a reasonably detailed description of the terms of such Hedging Transaction.

                           (e)      The Issuer further agrees to include, under
the caption "Plan of Distribution" (or the equivalent caption), in each Registration Statement, and any related prospectus (to the extent such inclusion is permitted under applicable Commission regulations and is consistent with comments received from the Commission during any Commission review of the Registration Statement), language substantially in the form of Annex A hereto and to include in each prospectus supplement filed in connection with any proposed Hedging Transaction language mutually agreed upon by the Issuer, the relevant Stockholder and the Hedging Counterparty describing such Hedging Transaction.

                  4.5 Cutback Provisions. All offerings made in respect of Demand Registrations shall be subject to the limitations set forth in Section 6.10.

                                   ARTICLE V

                    INCIDENTAL OR "PIGGY-BACK" REGISTRATION.

                  5.1 Issuer Incidental Registration. At any time after the Closing, if a Stockholder requests a Demand Registration in accordance with
Article IV, then the Issuer shall have the right, subject to the limitations set forth in Section 6.10, to register Issuer Securities or securities for the account of any stockholder of the Issuer other than the Stockholders. In connection with any Demand Registration under Article IV involving an underwritten offering, the Issuer shall not include any securities of the Issuer for the account of any Person other than the Stockholders unless such Person accepts the terms of the underwritten offering as agreed upon between the Lead Underwriter and the Stockholders requesting registration.

                  5.2      Stockholder Incidental Registration.

                           (a)      At any time after the Closing, if the Issuer
proposes to file a Registration Statement with respect to an offering of securities (other than debt securities, or non-participating preferred equity securities, not exchangeable for or convertible into or otherwise linked to the Common Equity) by the Issuer for its own account or for the account of any stockholder of the Issuer other than the Stockholders (other than (i) a Registration Statement on Form S-4 or S-8 or (ii) a Registration Statement relating to the issuance of securities as consideration in any acquisition by the Issuer), then the Issuer shall give written notice (a "Filing Notice") of such proposed filing to each Stockholder at least 10 Business Days before the anticipated filing date, which notice shall describe the proposed registration and distribution and offer such Stockholder the opportunity to register the number of Registrable Securities as the Stockholder requests (an "Incidental Registration").

                           (b)      The Issuer shall permit the Stockholders who
have made written requests to the Issuer to participate in the Incidental Registration within 5 Business Days after receipt of the Filing Notice to include up to all of their Registrable Securities (subject to the limitations set forth in Section 6.10) in such offering on the same terms and conditions as the securities of the Issuer or for the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 5.2 involving an underwritten offering, the Issuer shall not be required to include any Registrable Securities in such underwritten offering unless the participating Stockholders accept the terms of the underwritten offering as agreed upon by the Issuer and such other stockholders, if any.

                                   ARTICLE VI

                            REGISTRATION PROCEDURES.

                  6.1 Obligations of the Issuer. Whenever registration of Registrable Securities has been requested pursuant to Article IV or Article V, the Issuer shall use all commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request:

                           (a)      the Issuer shall, as expeditiously as
practicable, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Issuer is not then eligible to use Form S-3, on any form for which the Issuer then qualifies, which counsel for the Issuer deems appropriate and which is available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof), and use all commercially reasonable efforts to cause such Registration Statement to become effective as expeditiously as practicable; provided, however, that (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall provide Stockholder Counsel and any other Inspector with a reasonable opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Issuer's control, and (ii) the Issuer shall notify each Stockholder, Stockholder Counsel, and each other party participating in such distribution of Registrable Securities of any stop order issued or threatened by the Commission and take all commercially reasonable action required to prevent the entry of such stop order or to remove it if entered;

                           (b)      the Issuer shall, as expeditiously as
practicable, prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus as may be necessary to keep such Registration Statement effective until the earlier of (i) the 75th day after the effective date thereof and (ii) the date on which all Registrable Securities covered by such Registration Statement have been sold (provided that such 75-day period shall be extended for a number of days equal to the number of days that elapse from (x) the date any written notice contemplated by Section 6.3(a) is given by the Issuer to (y) the date on which the Issuer delivers to the Stockholders the supplement or amendment contemplated by Section 6.3(a)); and the Issuer shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement; notwithstanding anything to the contrary in this Agreement, the Issuer shall not be required to file or have declared effective more than one post-effective amendment of any Registration Statement filed in response to a Demand Registration and shall not be required to file more than five supplements to the Prospectus contained in such Registration Statement, in each case, in connection with one or more Hedging Transactions or changes to the Plan of Distribution therein;

                           (c)      the Issuer shall furnish to each seller of
Registrable Securities, prior to filing a Registration Statement, at least one conformed copy of such Registration Statement as is proposed to be filed, and thereafter shall promptly furnish such number of conformed copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the Prospectus included therein (including each preliminary Prospectus and any Prospectus filed under Rule 424 under the Securities Act) as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller; in addition, the Issuer shall promptly after receipt furnish to each Stockholder copies of the portions of any and all transmittal letters and any other correspondence (including, but not limited to, comment letters) with the Commission or any other Governmental Entity relating to such Registration Statement or amendment or supplement thereto relating to the sections entitled "Plan of Distribution" or "Selling Stockholders," and the Majority Requesting Stockholders shall have the right to request that the Issuer modify any such information contained in such Registration Statement or amendment and supplement thereto pertaining to such Stockholders in such sections, and the Issuer shall use all commercially reasonable efforts to comply with such request; provided, however, that the Issuer shall not have any obligation to modify any information if the Issuer reasonably expects that so doing would cause the Registration Statement to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (d)      the Issuer shall use all commercially
reasonable efforts (i) to register or qualify all Registrable Securities and other securities covered by the

Registration Statement under such other securities or "blue sky" laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by the Registration Statement shall reasonably request, (ii) to keep such registration or qualification in effect during the period during which the Registration Statement is effective,
(iii) to obtain the withdrawal of any order or other determination suspending such registration or qualification during the period during which the Registration Statement is effective and (iv) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Issuer shall not for any such purpose be required to (1) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause (iv) be obligated to be so qualified, (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction;

                           (e)      the Issuer shall enter into and perform
customary agreements (including underwriting and indemnification and contribution agreements in customary form with the Lead Underwriter or other Counterparty and reasonably acceptable to the Counterparty) and take such other commercially reasonable actions as are required in order to expedite or facilitate each Disposition and shall provide all reasonable cooperation, including causing appropriate officers to attend and participate in "road shows" and other information meetings organized by the Counterparty, customary for similar Dispositions;

                           (f)      the Issuer shall make available at
reasonable times for inspection by any seller of Registrable Securities, the Counterparties participating in any Disposition, Stockholder Counsel and any attorney, accountant or other agent retained by any Counterparty (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, corporate documents of the Issuer and its Subsidiaries (collectively, the "Records") as are reasonably necessary to enable them to exercise their due diligence responsibilities, and cause the Issuer's and its Subsidiaries' officers, directors and employees, and the independent public accountants of the Issuer, to discuss the business and affairs of the Issuer and its Subsidiaries, to supply promptly all information reasonably requested by any such Inspector in connection with such Registration Statement and to otherwise reasonably cooperate in the due diligence process of the Inspectors;

                           (g)      in the case of a Disposition, the Issuer
shall use all commercially reasonable efforts to obtain "cold comfort" letters addressed to the Issuer and the Counterparties and dated the effective date of the Registration Statement and the date of the closing under the agreement relating to such Disposition from the Issuer's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters delivered in underwritings or under agreements that are customary or reasonably appropriate for the types of offerings that are most similar to such Disposition, as Stockholder Counsel or the Counterparty reasonably requests;

                           (h)      the Issuer shall use all commercially
reasonable efforts to furnish, at the request of any seller of Registrable Securities, on the date such Registrable Securities are delivered to the Counterparties for sale pursuant to such Registration Statement or, if such Registrable Securities are not being sold through underwriters, on the date the Registration Statement with respect to such Registrable Securities becomes effective, a signed opinion, dated such date, of counsel representing the Issuer for the purposes of such Disposition, addressed to the Counterparties, if any, covering such legal matters with respect to the Disposition in respect of which such opinion is being given as the Counterparties, if any, and such seller may reasonably request and are customarily included in such opinions relating to transactions similar to such Disposition;

                           (i)      the Issuer shall comply with all applicable
rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering a period of 12 months beginning after the effective date of the Registration Statement, in a manner that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (j)      the Issuer shall use all commercially
reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed (and if no such securities are then listed on any securities exchange, on a national securities exchange or automated quotation system selected by the Issuer) and to thereafter comply with all applicable rules of such securities exchange or automated quotation system so as to permit the continued listing of such securities on such exchange or automated quotation system;

                           (k)      the Issuer shall use all commercially
reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be registered with or approved by such Governmental Entities as may be necessary in the written opinion of counsel to the Issuer and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities within the United States of America;

                           (l)      the Issuer shall cooperate with each seller
of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to a Registration Statement, and provide the transfer agent for the Registrable Securities with certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company;

                           (m)      the Issuer shall timely keep Stockholder
Counsel advised in writing as to the initiation and progress of any registration under Article IV or Article V hereunder;

                           (n)      the Issuer shall cooperate with each seller
of Registrable Securities and each underwriter participating in the disposition of such Registrable

Securities and their respective counsel in connection with any filings required to be made with the NASD;

                           (o)      during the time when a Prospectus is
required to be delivered under the Securities Act, the Issuer shall promptly give notice to all Stockholders selling securities pursuant to such Prospectus
(i) of the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threat in writing of any proceeding for such purpose, (ii) of the occurrence of any of the events described in Section 6.3(b) (provided, however, that no notice by the Issuer shall be required pursuant to this clause (ii) in the event that the Issuer either promptly files a Prospectus supplement or amendment to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which, in either case, contains the requisite information with respect to such event that results in the Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact necessary to make the statements contained therein not misleading) and (iii) of the determination by the Issuer that a post-effective amendment to a Registration Statement will be filed with the Commission;

                           (p)      if the Issuer files a Registration Statement
on Form S-3, and one or more Stockholders request to have an offering of Registrable Securities registered under such Registration Statement pursuant to
Article IV or V hereof, the Issuer shall use all commercially reasonable efforts to include in such Registration Statement such additional information for marketing purposes as the Lead Underwriter with respect to such offering reasonably requests; provided, however, that, if such additional information is included in such Registration Statement, the time period for having such Registration Statement declared effective pursuant to clause (ii)(2) of Section
4.2 shall be no more than 120 days and the Issuer shall use all commercially reasonable efforts to cause such Registration Statement to be declared effective as soon as is practicable; and

                           (q)      the Issuer shall use all commercially
reasonable efforts to promptly take all other steps necessary to effect the registration and sale of the Registrable Securities contemplated hereby.

                  6.2 Seller Information, Compliance with Laws, Customary Agreements. The Issuer may require that (a) each seller of Registrable Securities as to which any Registration Statement is being filed furnish the Issuer such information regarding such seller and the distribution of such securities as the Issuer may from time to time reasonably request in writing;
(b) each seller of Registrable Securities agree to comply with the Securities Act and the Exchange Act and all applicable state securities laws and comply with all applicable regulations in connection with the registration and distribution of the Registrable Securities; and (c) each seller of Registrable Securities use all commercially reasonable efforts to enter into and perform customary agreements (including an underwriting and indemnification agreement in customary form with the

Lead Underwriter) and to take such other commercially reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities.

                  6.3      Notice to Discontinue, Deferral Periods.

                           (a)      The Issuer shall promptly notify each
Stockholder selling securities of the Issuer pursuant to a Registration Statement (i) upon discovery that, or upon the happening of any event as a result of which, the Prospectus or the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or of the occurrence of any event specified in Section 6.3(b); (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or
(iii) of any written request by the Commission for (1) amendments to the Registration Statement or any document incorporated or deemed to be incorporated by reference in the Registration Statement, (2) supplements or amendments to the Prospectus or (3) additional information. Immediately following any such event
(x) upon the request of the Issuer, each Stockholder shall suspend the use of the Prospectus and shall not sell any Registrable Securities until such Stockholder has received copies of the supplemented or amended Prospectus or until it is advised by the Issuer that the Prospectus may be used, and (y) the Issuer shall use all commercially reasonable efforts to, as promptly as practicable or in the case of an event specified in Section 6.3(b), by the end of the Deferral Period (as defined below), prepare and file a post-effective amendment to the Registration Statement or a supplement or amendment to the related Prospectus or any document that would be incorporated by reference into the Registration Statement and Prospectus so that the Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and promptly thereafter deliver to the holders of the Registrable Securities a reasonable number of copies of the supplement or amendment of such Prospectus complying with the foregoing, and, in the case of a post-effective amendment to a Registration Statement, use all commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable.

                           (b)      The Issuer shall not be required to file any
Registration Statement pursuant to this Agreement, file any amendment thereto, furnish any supplement or amendment to a Prospectus included in a Registration Statement, make any other filing with the Commission, cause any Registration Statement or other filing with the Commission to become effective, or take any similar action (collectively, "Registration Actions") and may withdraw any Registration Statement or other filing with the Commission, and any and all sales of Registrable Securities by a holder thereof pursuant to a Registration Statement shall be suspended: (i) if such Registration Action would, in the good-faith judgment of the Board of Directors, materially interfere with business activities or plans of the Issuer, (ii) if such Registration Action would, in the good-faith judgment of the Board of Directors, require the disclosure of material non-public information which disclosure, in the good-faith judgment of the Board of Directors, would be detrimental to the Issuer or (iii) if such Registration Action would require the inclusion of audited financial statements of the Issuer that are not then available. Upon the occurrence of any condition described in clauses (i), (ii) or (iii) of the first sentence of this Section 6.3(b), the Issuer shall give prompt notice thereof (which notice shall state whether it intends to delay any of the Registration Actions and/or suspend sales of Registrable Securities) to the Stockholders. Upon the termination of the condition described in clauses (i), (ii) or (iii) of the first sentence of this
Section 6.3(b), the Issuer shall give prompt notice to the Stockholders and, in the case of a Demand Registration, if the request for Demand Registration has not been revoked pursuant to Section 6.3(d), shall promptly proceed with the Registration Actions and make any other filing with the Commission required of it or terminate any suspension of sales it has put into effect and shall take all such other commercially reasonable actions to permit registered sales of Registrable Securities as contemplated by this Agreement. It is understood and agreed that the foregoing provisions of this Section 6.3(b) shall not prevent a sale or hedge pursuant to Rule 144 by a holder of Registrable Securities or in a transaction exempt from registration under the Securities Act.

                           (c)      Notwithstanding anything to the contrary in
Section 6.3(b), the Issuer may only delay Registration Actions or suspend sales of Registrable Securities for three periods (each, a "Deferral Period") of up to 120 days in the aggregate in any period of twelve consecutive months. In addition, no suspension pursuant to Section 6.3(b) after the Initial Public Offering shall be effective unless (x) each director and executive officer of the Issuer is also prohibited by the Issuer's insider trading policy or otherwise from making purchases and sales (other than those made pursuant to plans designed to comply with Rule 10b5-1(c)(1)(i) under the Exchange Act) by reason of the condition specified in the first sentence of Section 6.3(b) and
(y) each other holder entitled to sell equity securities of the Issuer pursuant to registration rights under a selling stockholder prospectus is, or agrees to be, subject to deferral provisions substantially similar to or more restrictive than those contained in Section 6.3(b).

                           (d)      In the event that the Issuer delays any of
the Registration Actions or suspends sales of Registrable Securities pursuant to
Section 6.3(b) for 25 days or more with respect to a Demand Registration, the Majority Requesting Stockholders shall have the right to revoke such Demand Registration without such request counting as a Demand Registration or a revocation of a Demand Registration for purposes of Section 4.1(c) and without any liability for Registration Expenses arising from, in connection with or relating to, such revoked Demand Registration.

                  6.4 Reports and Materials to be Filed under the Securities Act and the Exchange Act. The Issuer shall timely file the reports and materials required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) of Rule 144) and shall take all commercially reasonable actions as a Stockholder or any broker or dealer facilitating a sale of Registrable Securities may reasonably request to enable such Stockholder to sell or hedge Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rules or regulations hereafter adopted by the Commission. Upon the request of any Stockholder, the Issuer shall deliver to such Stockholder a written statement as to whether it has complied with such requirements.

                  6.5 Registration Expenses. The Issuer shall pay all expenses ("Registration Expenses") arising from or incident to any Demand Registration or Incidental Registration by the Stockholders pursuant to the terms of this Agreement, regardless of whether the relevant Registration Statement is declared effective; provided, however, that the Stockholders shall each bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of its Registrable Securities and any of its legal fees, incurred in connection with a Demand Registration or Incidental Registration. Subject to the proviso included in the immediately preceding sentence, Registration Expenses shall include, without limitation, any and all expenses incident to performance of or compliance with any registration or marketing of securities pursuant to Article IV or V, including, without limitation, (i) the fees, disbursements and expenses of Issuer's counsel and accountants in connection with this Agreement and the performance of the Issuer's counsel and accountants in connection with this Agreement and the performance of the Issuer's obligations hereunder; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of any Registration Statement, any Prospectus or preliminary Prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any agreements among underwriters, underwriting agreements, and blue sky or legal investment memoranda, any selling agreements and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; (ix) any other fees and disbursements of underwriters customarily paid by the issuers of securities; and (x) the costs and expenses of the Issuer relating to analyst or investor presentations or any "road show" undertaken in connection with the registration and/or marketing of any Registrable Securities.

                  6.6 Confidentiality. Any Records provided in connection with Section 6.1(f) that the Issuer determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be publicly disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Issuer if the Issuer shall so request) unless (i) the disclosure of such Records is necessary, in the

Issuer's reasonable judgment, to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (iii) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Issuer or has been made generally available to the public or otherwise becomes available on a non-confidential basis. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuer and allow the Issuer, at the Issuer's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

                  6.7      Restrictions on Covered Transactions.

                           (a)      Prior to the Stockholder Release Date, the
Stockholders (other than any Pledgee or Hedging Counterparty) shall not effect any Covered Transaction.

                           (b)      Prior to the Issuer Release Date, the Issuer
shall not effect any Covered Transaction except for (i) Covered Transactions that do not result in the Issuer having Cumulative Net Proceeds in excess of $2.1 billion and (ii) issuances of securities as consideration in acquisitions or as compensation to employees.

                           (c)      During the 270 days following the completion
of an offering pursuant to a Demand Registration, the Stockholders shall not effect Covered Transactions (other than Regulatory Sales) with aggregate proceeds (net of underwriting fees, discounts, commissions and other offering expenses) in excess of the Covered Transaction Proceeds Limit.

                           (d)      Prior to the AOLTW Registration Date, (i)
the Issuer shall not effect any Covered Transaction if the proceeds of such Covered Transaction are to be distributed or loaned to, or used to purchase securities issued or held by, AOLTW or any of its Affiliates, other than the Issuer or any of its Subsidiaries; and (ii) the Issuer shall deliver to the Stockholders, upon completion of any Covered Transaction, an officer's certificate (or other evidence reasonably acceptable to the Majority Stockholders) to the effect that the proceeds of such Covered Transaction are not to be distributed or loaned to, or used to purchase securities issued or held by, AOLTW or any of its Affiliates, other than the Issuer or any of its Subsidiaries.

                  6.8      Restrictions on Public Sales.

                           (a)      If requested in writing by any Lead
Underwriter in connection with a public offering of shares of Common Equity (or instruments convertible into or exchangeable for Common Equity), each of the Stockholders (other than any Pledgee or Hedging Counterparty), the Issuer and AOLTW shall execute and deliver agreements ("Lock-up Agreements") containing such restrictions on its ability to dispose of shares of Common Equity (or instruments convertible into or exchangeable for Common Equity) as such Lead Underwriter may reasonably request; provided that such restrictions shall be the same for all parties and shall not have a duration of more than (i) 180 days after the completion of such offering (in the case of the Initial Public Offering) or (ii) 90 days after the completion of such offering (in the case of other public offerings). Any Lock-up Agreements executed by the Stockholders shall contain provisions naming AOLTW and the Issuer as intended third-party beneficiaries thereof and requiring the prior written consent of AOLTW and the Issuer for any amendments thereto or waivers thereof. Any Lock-up Agreements executed by AOLTW or the Issuer shall contain provisions naming the Stockholders as intended third-party beneficiaries thereof and requiring the prior written consent of the Majority Stockholders for any amendments thereto or waivers thereof.

                           (b)      A Stockholder shall not be required
hereunder to sign a Lock-up Agreement that restricts the Stockholder from exercising the Incidental Registration rights set forth in Article V.

                           (c)      In connection with a Demand Registration,
the Issuer shall use all commercially reasonable efforts to have all executive officers, directors and holders of more than 5% of any class of the Common Equity execute agreements that are no less restrictive than the restrictions contained in the Lock-up Agreements.

                  6.9 Selection of Underwriters. In any underwritten public offering pursuant to a Demand Registration (other than the Initial Public Offering), in which at least $500 million of Registrable Securities (or, if less, all remaining Registrable Securities beneficially owned by the Stockholders) are proposed to be sold, (i) the Majority Requesting Stockholders shall have the right to select one nationally-recognized investment banking firm as a co-lead book running manager (or the equivalent) with respect to such offering, which firm shall be reasonably acceptable to the Issuer; and (ii) the Issuer shall have the right to select only one nationally-recognized investment banking firm as a co-lead book running manager (or the equivalent) with respect to such offering, which firm shall be reasonably acceptable to the Majority Requesting Stockholders. In all other underwritten public offerings, the Issuer shall have the right to select all Lead Underwriters, except that if at least $500 million of Registrable Securities are proposed to be sold pursuant thereto, the Majority Requesting Stockholders shall have the right to select one nationally-recognized investment banking firm as a co-lead book running manager (or the equivalent) with respect to such offering, which firm shall be reasonably acceptable to the Issuer.

                  6.10 Limitations on Registration. In any public offering of securities of the Issuer registered pursuant to Article IV or V, if any Lead Underwriter determines in good faith that the registration of all or part of such securities requested to be included would have a material and adverse effect on the success of such offering, then the Issuer shall be required to include in such offering only such number of such securities as the Lead Underwriter reasonably believes would not have such adverse effect, according to the following priority:

                           (a)      First, such offering shall include any
Issuer Securities proposed to be included in such offering, until the Issuer's Cumulative Net Proceeds are $2.1 billion;

                           (b)      Second, such offering shall include any
Registrable Securities proposed to be included in such offering, until the Stockholders' Cumulative Net Proceeds are $3.0 billion; and

                           (c)      Third,

                                    (i)      if such offering occurs prior to
the AOLTW Registration Date, such offering shall include any other securities proposed to be included in such offering, which securities shall (A) first, be divided equally among (x) any such securities that are Registrable Securities not already included in such offering and (y) any such securities that are Issuer Securities not already included in such offering, (B) second, include any Registrable Securities or Issuer Securities, as the case may be, not already included in such offering and (C) third, include any AOLTW Securities requested to be included in such offering; and

                                    (ii)     if such offering occurs on or after
the AOLTW Registration Date, such offering shall include any other securities proposed to be included in such offering, which securities shall be divided equally among (x) any such securities that are Registrable Securities not already included in such offering, (y) any such securities that are Issuer Securities not already included in such offering and (z) any such securities that are AOLTW Securities not already included in such offering, in each case until all such securities requested to be registered have been included in such offering.

Prior to the AOLTW Registration Date, to the extent that the Issuer proposes to include any Issuer Securities whose proceeds, as described in the "Use of Proceeds" section of the relevant Registration Statement, are to be distributed or loaned to, or used to purchase securities issued by or held by, AOLTW or any of its Affiliates (other than the Issuer or any of its Subsidiaries), such Issuer Securities shall be deemed to be AOLTW Securities for purposes of Sections 6.10(a) and (c).

                  6.11 Stock Split. Prior to the Initial Public Offering, the Issuer shall effect a split of the Class A Common Stock so that the price per share of Class A Common Stock reasonably expected to be received in the Initial Public Offering shall be within a range that, in the judgment of the Lead Underwriter, will facilitate the Initial Public Offering on the best possible terms. AOLTW and the Stockholders agree to take all actions necessary to permit the Issuer to comply with its obligations pursuant to the preceding sentence.

                  6.12 Limitations on Certain Transactions by AOLTW. Prior to the AOLTW Registration Date, none of AOLTW and its Affiliates (other than the Issuer and its Subsidiaries) shall dispose of or monetize any securities of the Issuer to any parties

(other than AOLTW or any of its Affiliates) other than pursuant to a Registration Statement.

                                  ARTICLE VII

                                 INDEMNIFICATION

                  7.1 Indemnification by the Issuer. The Issuer agrees to indemnify and hold harmless each Stockholder, its partners, directors, officers, other Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Stockholder from and against any and all losses, claims, damages, liabilities and expenses, or any action or proceeding in respect thereof (including reasonable costs of investigation and reasonable attorneys' fees and expenses) (each, a "Liability" and collectively, "Liabilities"), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Issuer shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made; provided, however, that the Issuer shall not be liable (i) in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, Prospectus or preliminary prospectus or notification or offering circular in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder (including, without limitation, the information provided pursuant to Section 7.2), specifically for use in the preparation thereof and (ii) for any Liability if (1) the Issuer has notified such Stockholder to suspend use of the Prospectus pursuant to Section 6.3(a) or (b), (2) such Stockholder continues to use the relevant Prospectus notwithstanding such notice, and (3) such Liability arises from or is based upon an untrue statement or alleged untrue statement of any material fact or omission to state a material fact that was cured in the supplemented or amended Prospectus contemplated by Section 6.3(a) or (b).

                  7.2 Indemnification by the Stockholder. In connection with any offering in which a Stockholder is participating pursuant to Article IV or Article V, such Stockholder shall promptly furnish to the Issuer in writing such information with respect to such Stockholder and the distribution of the Registrable Securities as the Issuer may reasonably request or as may be required by law for use in connection with any related Registration Statement or Prospectus and all information required to be disclosed in order to make the information previously furnished to the Issuer by such Stockholder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Stockholder necessary in order to make the statements therein not misleading. Each Stockholder selling Registrable Securities pursuant to a Registration Statement and associated Prospectus agrees, severally but not jointly, to indemnify and hold harmless the Issuer, any underwriter retained by the Issuer, their respective directors, officers, other Affiliates and each Person who controls the Issuer or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the indemnity from the Issuer to such Stockholder under Section 7.1 hereof but only with respect to information provided by such Stockholder or on such Stockholder's behalf expressly for use in such Registration Statement or Prospectus relating to the Registrable Securities; provided, however, that the liability of the Indemnifying Party under this Section 7.2 shall be limited to the amount of net proceeds received by the Indemnifying Party in the transaction giving rise to such Liability.

                  7.3 Conduct of Indemnification Proceedings. Any Person entitled to indemnification under this Article VII (each, an "Indemnified Party") agrees to give prompt written notice to each indemnifying party (each, an "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party forfeits substantive rights or defenses by reason of such failure) and in no event shall such failure relieve the Indemnifying Party from and against any other Liability it may have to such Indemnified Party. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action, (iii) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (iv) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or would present a conflict of interest or (y) there may be one or more legal defenses available to the Indemnified Party which are different from, inconsistent with or additional to those available to the Indemnifying Party. In any of the cases specified in clauses (ii) and (iv) of the immediately preceding sentence, the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

                  7.4 Contribution. If the indemnification provided for in this Article VII shall for any reason be held by a court of competent jurisdiction to be unavailable to an Indemnified Party, in respect of any Liability, then, in lieu of the amount paid or payable under Section 7.1 or 7.2, as the case may be, the Indemnified Party and the Indemnifying Party shall contribute to the aggregate Liabilities in such proportion as is appropriate to reflect the relative fault of the Issuer and the prospective sellers of Registrable Securities covered by the Registration Statement in connection with the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations (the relative fault of the Issuer and such prospective sellers to be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission). The parties hereto acknowledge that in no event shall the obligation of any Indemnifying Party to contribute under this Section 7.4 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 7.1 or 7.2 had been available under the circumstances. The Issuer and each Stockholder agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation (even if such Stockholders were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this Section
7.4. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such prospective sellers' obligations to contribute as provided in this Section 7.4 are several in proportion to the relative value of their respective Registrable Securities covered by such Registration Statement and not joint.

                  7.5 Indemnification Payments. The indemnification and contribution required by this Article VII shall be made by prompt periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                                  ARTICLE VIII

                                  MISCELLANEOUS

                  8.1 Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to
(i) the shares of Class A Common Stock, (ii) any and all shares of voting common stock of the Issuer into which the shares of Class A Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Issuer and (iii) any and all equity securities of the Issuer or any successor or assign or acquiror of the Issuer (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Class A Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Issuer shall cause any successor or assign or acquiror (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with each Stockholder on terms no less favorable to such Stockholder than the terms provided under this Agreement as a condition of any such transaction.

                  8.2 Notices. All notices, requests, claims and demands and other communications hereunder shall be in writing and shall be deemed duly delivered (i) four Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one Business Day after being sent by facsimile transmission (provided the sender retains confirmation thereof) or for next Business Day delivery, fees prepaid, via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

if to AOLTW or the Issuer, to:
                                                        AOL Time Warner Inc.
                                                        75 Rockefeller Center Plaza
                                                        New York, New York  10019
                                                        Attention: Executive Vice President
                                                                   and General Counsel
                                                        Fax:       (212) 258-3172

                                                        With a copy to:

                                                        Paul, Weiss, Rifkind, Wharton & Garrison
                                                        1285 Avenue of the Americas
                                                        New York, NY  10019
                                                        Attention:        Robert B. Schumer
                                                        Fax:              (212) 757-3990

if to MediaOne prior to the closing of the              AT&T Corp.
AT&T-Comcast Merger, to:                                295 North Maple Avenue
                                                        Basking Ridge, New Jersey 07920
                                                        Attention:        Corporate Secretary
                                                        Fax:              (908) 953-8360

                                                        With a copy to:

                                                        Wachtell, Lipton, Rosen & Katz
                                                        51 West 52nd Street
                                                        New York, New York  10019
                                                        Attention:        Trevor Norwitz
                                                        Fax:              (212) 403-2000

                                                        and:


                                                        Comcast Corporation
                                                        1500 Market Street
                                                        Philadelphia, Pennsylvania 19102
                                                        Attention:        General Counsel
                                                        Fax:              (215) 981-7794

                                                        With a copy to:

                                                        Davis Polk & Wardwell
                                                        450 Lexington Avenue
                                                        New York, New York  10017
                                                        Attention:        Dennis S. Hersch
                                                                          William L. Taylor
                                                        Fax:              (212) 450-4800


if to MediaOne following the closing of the             Comcast Corporation
AT&T-Comcast Merger, to:                                1500 Market Street
                                                        Philadelphia, Pennsylvania 19102
                                                        Attention:        General Counsel
                                                        Fax:              (215) 981-7794

                                                        With a copy to:

                                                        Davis Polk & Wardwell
                                                        450 Lexington Avenue
                                                        New York, New York 10017
                                                        Attention:        Dennis S. Hersch
                                                                          William L. Taylor
                                                        Fax:              (212) 450-4800

                                    Any party to this Agreement may give any
notice or other communication hereunder using any other means (including personal delivery, messenger service, telecopy or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the office of the party for whom it is intended during business hours on a Business Day in the place of receipt. Any party to this Agreement may change the address to which notices and other communications hereunder are to be delivered by giving the other parties to this Agreement notice in the manner herein set forth.

                  8.3      Entire Agreement; No Inconsistent Agreements.

                           (a)      This Agreement constitutes the entire
agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among the parties hereto, or any of them, written or oral, with respect to the subject matter hereof.

                           (b)      The Issuer shall not hereafter enter into or
amend any agreement with respect to its securities which would (i) adversely affect the rights granted to the holders of Registrable Securities in this Agreement in any material respect or (ii) adversely affect the priorities set forth in Section 6.10.

                  8.4 Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

                  8.5 Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under any of the other Transaction Agreements.

                  8.6      No Third-Party Beneficiaries. Except as provided in
Article VII or Section 8.8, this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns or to otherwise create any third-party beneficiaries hereto.

                  8.7 Assignment. This Agreement shall be binding upon and inure to the benefit of and shall be enforceable by the parties hereto and their respective successors and assigns and, with respect to each Stockholder, any Permitted Transferee. No assignment or transfer shall be effective hereunder unless and until the purported transferee executes and delivers an agreement, in form and substance reasonably acceptable to the parties, agreeing to be bound by the terms hereof.

                  8.8 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless consented to in writing by the Issuer and the Majority Stockholders. The AOLTW Company Registration Rights Agreement may not be amended in any respect without the approval of a majority of the independent members of the Board of Directors.

                  8.9 Nominees for Beneficial Owners. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election in writing delivered to the Issuer, be treated as the holder of such Registrable Securities for purposes of any request, consent, waiver or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Issuer may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

                  8.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that shall achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

                  8.11 Counterparts and Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Agreement may be executed and delivered by facsimile transmission.

                  8.12 Interpretation. When reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

                  8.13 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTIONS OTHER THAN THOSE OF THE STATE OF NEW YORK.

                  8.14 Submission to Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought exclusively in any federal or state court located in the State and City of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 8.2 hereof as to giving notice hereunder shall be deemed effective service of process on such party.

                  8.15 Remedies. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy shall not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which the parties are entitled at law or in equity.

                  8.16 WAIVER OF JURY TRIAL. EACH OF THE ISSUER AND THE STOCKHOLDERS HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE ISSUER AND THE STOCKHOLDERS IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Agreement on the date first written above.

                                    MEDIAONE OF COLORADO, INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    AOL TIME WARNER INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:



                                    TIME WARNER CABLE INC.


                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                                                         Annex A


                              PLAN OF DISTRIBUTION

                  A selling stockholder may also enter into hedging and/or monetization transactions. For example, a selling stockholder may:

(a) enter into transactions with a broker-dealer or affiliate of a broker-dealer or other third party in connection with which that other party will become a selling stockholder and engage in short sales of the common stock under this prospectus, in which case the other party may use shares of common stock received from the selling stockholder to close out any short positions;

(b) itself sell short common stock under this prospectus and use shares of common stock held by it to close out any short position;

(c) enter into options, forwards or other transactions that require the selling stockholder to deliver, in a transaction exempt from registration under the Securities Act, common stock to a broker-dealer or an affiliate of a broker-dealer or other third party who may then become a selling stockholder and publicly resell or otherwise transfer that common stock under this prospectus; or

(d) loan or pledge common stock to a broker-dealer or affiliate of a broker-dealer or other third party who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, become a selling stockholder and sell the pledged shares, under this prospectus.